UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025 (April 30, 2025)

MSD INVESTMENT CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01481	87-4195402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Madison, 20th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212-303-4728

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual Meeting of Stockholders

MSD Investment Corp. (the “Company”) held its 2025 Annual Meeting of Stockholders on April 30, 2025 (the “Annual Meeting”) and submitted two proposals to the vote of the Company’s stockholders. Stockholders of record as of March 13, 2025 (the "Record Date") were entitled to vote at the Annual Meeting. As of the Record Date, there were 100,611,506 shares of the Company’s common stock (“common stock”) outstanding and entitled to vote and 250 shares of the Company’s 12.0% Series A Cumulative Preferred Stock (“preferred stock”) outstanding and entitled to vote.

A summary of the matters voted upon by the stockholders at the Annual Meeting is set forth below.

Proposal 1: Election of Directors.

Stockholders of the Company elected one nominee for director, to serve for a three-year term to expire at the 2028 Annual Meeting of Stockholders. Holders of common stock and preferred stock, voting together as a single class, were entitled to vote on this proposal. The following votes were taken in connection with this proposal:

Name	FOR	WITHHELD/ ABSTAINED	BROKER NON-VOTES
Jessica Whitt	61,815,055.03	-0-	-0-

Proposal 2: Ratification of the Appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Stockholders of the Company ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Holders of common stock and preferred stock, voting together as a single class, were entitled to vote on this proposal. The following votes were taken in connection with this proposal:

FOR	AGAINST	WITHHELD/ ABSTAINED	BROKER NON-VOTES
61,815,055.03	-0-	-0-	-0-

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MSD Investment Corp.

Dated: May 2, 2025	By:	/s/ Brian Williams
		Name:	Brian Williams
		Title:	Chief Financial Officer and Treasurer